Corporate Presentation September 2023 Exhibit 99.1 PROKIDNEY. A Step Closer to Potential Dialysis Prevention REACT® [REnal Autologous Cell Therapy]

Forward-looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, and the size and potential growth of current or future markets for the Company’s products, if approved. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. PROKIDNEY 2

Unmet Needs Our Goals Our Product Our Plan REACT® is a proprietary cell therapy using the patient’s own kidney cells Preclinical activity and mechanism of action translated to clinical activity REACT® includes three cell subtypes with the potential to help preserve kidney function Phase 3 clinical program received FDA and EMA guidance and RMAT designation; proact 1 underway Potential label expansion to re-dose REACT for long-term dialysis prevention Target commercial launch YE 2026 More than 37 million U.S. adults have CKD1. Greater than 120,000 progress to need dialysis every year.2 Total annual costs to Medicare for patients with CKD / ESRD exceed $130B1 Average per person per year cost for ESRD for commercially insured members $180K3 Preserve kidney function Reduce or eliminate time spent on dialysis Return autonomy to patients and their families What is REACT®? REACT is a cell therapy solution for patients with Chronic Kidney Disease (CKD), worldwide CDC Fact Sheet. https://www.cdc.gov/kidneydisease/publications-resources/ckd-national-facts.html USRDS 2020 Annual Report JAMA Int Medicine 2019 PROKIDNEY 3

CKD is Serious Public Health Problem Today $80B+ Private insurance may pay up to  4x Medicare costs2 Medicare spend on Chronic Kidney Disease $50B+ Medicare spend on End Stage Renal Disease $93K+ Medicare annual cost per patient on dialysis1 One of the largest healthcare expenditure categories in the U.S. CKD Population Highly prevalent in the U.S. and EU 14% CAGR EU US 82M 61M 74M 91M Kidney failure costs represent one of the largest line items of Medicare Budget 1. Medicare spend and per patient dialysis cost as of 2018. United States Renal Data System - USRDS 2020 Annual Report 2. JAMA Int Medicine 2019 $80B+ $50B+ $93K+ 44M 39M 36M 29M 39M 43M 47M US 32M 2010 2030 2040 PROKIDNY 4

Source: The New England Journal of Medicine. EvaluatePharma Note: 2026 sales estimates for therapies reflect all indications and are not limited to CKD While New Therapies Are a Step Forward, Patients Still Lose Kidney Function Estimated global market sales of Canagliflozin, Dapagliflozin and Empagliflozin are ~$10B in 2026 +2.2 ml/min/1.73 m2 WW Sales ~$740mm (2026) +1.1 ml/min/1.73 m2 WW Sales ~$3.7bn (2026) +1 ml/min/1.73 m2 WW Sales ~$5.1bn (2026) Current standard of care for DKD Stage 2/3a (eGFR above 40) merely slows the eventual loss of kidney function Standard of Care has Limitations Current Therapies are Blockbusters While patients continue to lose kidney function on existing therapies, those therapies still generate nearly $10 billion WW sales annually Dapagliflozin: +1.1 ml/min/1.73 m2 Improvement Baseline mean eGFR of 43 ml/min/1.73 m2 Canagliflozin: +2.2 ml/min/1.73 m2 Improvement Baseline mean eGFR of 56 ml/min/1.73 m2 Empagliflozin: +1 ml/min/1.73 m2 Improvement Baseline adjusted mean eGFR of 76 ml/min/1.73 m2 Least Squares Mean Chang (ml/min/1.73 m2) -16 0 8 12 10 20 24 28 32 36 40 Months Since Randomization Racebo Esimated GFR (ml/min/1.73 m2) -13 -14 Dapagliflozin: +1.1 ml/min/1.73 m2 Improvement Baseline mean eGFR of 43 ml/min/1.73 m2 Empagliflozin: +1 ml/min/1.73 m2 4 8 12 10 Months Since Randomization Dapaglifton Placebo 30 66 10 30 40 44 Months Since Randomization -Empagl10n 10mg Empaglio n 25mg Placebo PROKIDNEY 5

Total market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties REACT initially targets a defined subset of advanced T2D CKD Potential for multiple label expansions 2020 U.S. CKD Prevalence (mm)1 Total CKD CKD Stage 3&4 U.S. Prevalence of CKD 38.5 17.6 CKD Stage 3&4 Caused by Diabetes U.S. CKD Stage 3&4 Caused by Diabetes with 20-50 eGFR 8.3 4.4 (15% of U.S. Adult Population) 2.5 U.S. CKD Stage 3b&4 Moderate/Severe CKD with 20-44 eGFR

REACT® Goal: Preservation of Kidney Function ProKidney’s REACT® Autologous Cell Therapy  1 Renal cortex cells are harvested using a routine kidney biopsy 2 Cells are expanded and then selected for the three key cell types Renal cortex cells are harvested using a routine kidney biopsy The expanded, target cell 3 therapy is frozen for storage and injection • • 4 Cell therapy is injected into the patient's kidneys PROKIDNY 7

REACT® Goal: Preservation of Kidney Function 1 2 5 10 Biopsy Processing Cell Expansion Cell Selection Dose Preparation Cell Delivery 12 weeks from biopsy to cell delivery Biopsy  Implantation  PROKIDNEY 8

REACT® Impact on Kidney Function

Preclinical data suggests REACT® treatment may improve kidney function via multiple mechanisms



CONTROLS INFLAMMATION
INTEGRATES
REVERSES FIBROSIS
Restores renal function
VEGF promotes angiogenesis to form new capillaries
REACT replaces podocytes
REACT insinuates with mesangial cells
REACT RESTORES Glomerular Cells
REACT REPLACES Damaged Nephron Cells
Fibroblasts become inactivate, and basement membrane remodeling takes place
Cell-cycle restarts and replaces tubular epithelial cells
REACT REPLACES Tubular Cells
Nephron

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Kelly et al, Am J Physiol Renal Physiol 299: F1026-F1039, 2010. Bruce et al, Regenerative Medicine 10(7), 2015
Preclinical studies in rodents and canines, data on file.

ProKidney

Remodeling of Nephrons

REACT® targets preservation of kidney function for dialysis-free living

REACT®: Autologous Homologous Triple Cell admixture

>50 → **3**

Types of Cells in Adult Kidney → Lineages in REACT®

Renal cells

Cap Mesenchyme, Podocytes, and Ureteric Bud:

- Six-2/OSR1/PAX-2 (Cap Mesenchyme)
- RET (Ureteric Bud)
- Podocin / Nephrin

Cells shown to distribute throughout kidney and integrate into nephrons and interstitium



25×10^6 REACT® @ 0.25mLs



50×10^6 REACT® @ 0.5mLs



150×10^6 REACT® @1.5mL



Intra-tubular and Glomerular (REACT® – Blue)



Interstitial (REACT® – Blue)

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Kelly et al, Am J Physiol Renal Physiol 299: F1026-F1039, 2010. Bruce et al, Regenerative Medicine 10(7), 2015
Preclinical studies in rodents and canines, data on file.

ProKidney

REACT® MoA in CKD – ASN November 2022


200 µm

SRC/REACT® in human cell culture

- Nephrogenic potential of SRCs may underlie renal restorative and reparative activity observed to-date
- SRCs participate in processes associated with kidney development
- SRCs forms organoids, which self-assemble into tubules *in vitro*

Control/Normal | **DKD** | **DKD + REACT®**



SRC/REACT® preserves kidney microarchitecture

REACT® treated kidney shows reduced glomerular and interstitial fibrosis and inflammation, protein leakage and tubular ectasia

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Sources: *Gene ontology reveals potentially unique mechanism of action underlying selected renal cells bioactivity. Narayan, et al. Poster at ASN 2022 Annual Meeting: November 4, 2022. Selected renal cells self-organize to form neo-nephrons and attenuate kidney disease. Narayan, et al. Poster at ASN 2022 Annual Meeting: November 4, 2022*

ProKidney

REACT® Trials Designed to Address Multiple Types of CKD Lead Platform Programs (Clinical Development) PRECLINICAL IND PHASE 1 PHASE 2 PHASE 3 STATUS REACT® Diabetic Kidney Disease (DKD) Pivotal Trial Progam Diabetes Type II – Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N = 600) Diabetes Type II – Prevent/Delay CKD ¾ stratified for SGLT2i use (20-44 ml/min/1.73m2, N = 600) Long term follow-up study for patients previously treated with REACT Supportive Trials Diabetes Type II – Delay CKD 4/5  (14-20 ml/min/1.73m2, N = 10) Diabetes Type II – Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N = 81) Diabetes Repeat Dose Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N= 50*) Multi / extended-dosing for previously REACT-treated patients REACT® (CAKUT) Congenital Anomalies – Prevent/Delay (14-50 ml/min/1.73m2, N= 5) Fully Enrolled Trial Completed Fully Enrolled US/OUS 2H2023 Enrolling 007   006/proact 1  015 004 003  002 Trial Completed 008 Enrollment 3Q2023   016/proact 2 Enrolling Unilateral injections bilateral injections Frozen product PROKIDNEY 12

Building a Comprehensive Data Package Clinical program designed to expand potential patient population and support premium pricing Assess potential benefit of repeat REACT® doses (REGEN-015) Determine durability of REACT® injection (REGEN-008) Identify re-dosing triggers (REGEN-007) Assess potential benefit of bilateral REACT® injections (REGEN-007) Support potential label expansion (REGEN-003) Support durability, reimbursement and value-based pricing (REGEN-016 & REGEN-008) 006 1st Registrational 016 2nd Registrational 015 Repeat dosing &  Product Lifecycle 003 Label Expansion 007 re-dose triggers REACT® Potential approval for DKD Goal: Prevent the progression to dialysis 008 Durability Clinical Trial Package Supporting  Registration 002 Basis for Phase 3 PROKIDNEY 13

Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% Day –60 to Day 0 Screening Visit and Biopsy Deferred n= 42 R 1:1 1st REACT® Injection 2nd REACT® Injection EOS Month 24 1st REACT® Injection 2nd REACT® Injection EOS Month 12 Active n = 41* Follow-up visits conducted at 3-month intervals after 3 months post 2nd REACT® injection for 24 months for active arm and 12 months post 2nd REACT® injection for Deferred arm * 2 ‘Active’ patients dropped out of the study resulting in n=39 in subsequent slides. RMCL-002: Study in Diabetics with CKD Stages 3A, 3B & 4 Clinical trial design = 6 months PROKIDNEY 14

REACT® Average eGFR was 4.6 ml/min/1.73m2 higher at 24 months versus the average eGFR for all participants at baseline Standard of Care Progressive decline in kidney function over 12 months of ‒3.6 ml/min/1.73m2 A characteristic of SOC for CKD 3a, 3b, and 4 Note: As of March 1, 2022 RMCL-002: Preliminary Results from Study in Diabetics with CKD Stages 3A, 3B & 4 Comparing effect of REACT® vs. standard of care (SoC) in Phase 2 study 15 RMCL eGFR (ml/min/1.73mf) 40 Active Patients (N = 39) Effect After 1st Injection vs Deferred Patients on SOC (N = 40) Change in eGFR Screening 1st Inj 1st Inj + 3m Follow-up 2nd Inj 2nd Inj + 3m Follow-up 2nd Inj + 6m Follow-up 2nd Inj + 9m Follow-up 2nd Inj + 12m Followup 2nd Inj + 15m 2nd Inj+ 18m. Followup Follow-up Screening Biopsy Obs 3m Obs 6m Obs 9m Obs 12m 33.9 32.8 31.7 32.0 30 25 28.4 Active Cohort Deferred Cohort N= 39 39 31 33 29 N= 40 40 38 35 39 ng 26 21 15 12 12 39 20 + -6.0 -3.0 0.0 3.0 6.0 9.0 12.0 15.0 18.01 21.0 24.0 Months 37.4 REACTR PROKIDNEY 15

REGEN-003: Phase 2 Study in Stage 4/5 Diabetic CKD Patients Clinical trial design: Participants' baseline rate of eGFR decline served as comparator UACR mean 3190 mg/gr; mean eGFR 15.5 mL/min/1.73m2; >90% probability of dialysis initiation No other marketed drug is indicated for these patients = 6 months Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or female 30-65 years of age eGFR ≥14 - ≤20 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% Follow-up visits conducted at 3-month intervals after 3 months post 2nd REACT® injection for 24 months until End of Study n = 10 1st REACT 2nd REACT Biopsy Injection Injection Screening Visit Day-60 to Day 0 EOS Month 24 PROKIDNEY 16

REGEN-003: Pre-Dialysis Patients Benefit from REACT 7/10 patients had 30% increase in dialysis free living (median of ~16 mo.) 2/10 patients had preservation of renal function >2+ years post injection Mean extrapolated REACT Treated Source: Stavas, et al. Renal Autologous Cell Therapy in Type 2 Diabetes with Late Stage 4 Diabetes-Related Chronic Kidney Disease: Trial Design and Early Analysis. J Blood Purification. Published Online Jan 2023 eGFR (mU/min/1.73m) 10 17. -5.1 15.5 Follow Up All 003 Patients (N=10): Average Change in eGFR Follow Up Follow Up 2nd 9m 2nd nj 12m 2nd inj+15m 2nd inj 18m 2nd In Follow Up Follow Up 2nd+24m Follow Up Follow Up Follow Up Follow Up 20- -0.7 N= 10 10 10 6 9 8 7 6 3 3 3 2 2 -6 -3 0 3 6 12 15 18 21 24 27 30 Months 17 CKD-EPI Creatinine Equation (2009) 10 20 Months since First REACT Injection PROKIDNEY

Consistently striving to mitigate procedure-related risks while preserving kidney function for late-stage CKD patients Interim Safety Profile: Safety of REACT in Phase 2 Diabetic CKD Stages 3A, 3B, 4, & 5 and CAKUT Serious Adverse Event  n Hematoma* 1 Transfusion* 1 Acute Kidney Injury* 1 Macroscopic Hematuria 0 Angiographic Intervention 0 Surgery 0 Death 0 CKD progression 1 Renal vascular event 1 Cortical Scar 1 Renal arteriovenous fistula 0 Events observed in 4/83 participants.  *Hematoma, transfusion, & AKI events occurred in one patient pre-needle design-change in Sept. 2017, other SAE events occurred post-needle design change. Data as 2/23. Source: Stavas et al. SIR March 2023. -003 Procedure-related events: Renal Related (N=10 pt biopsies, 19 injections) Serious Adverse Event n Hematoma 2 Transfusion 0 Acute Kidney Injury 2 Macroscopic Hematuria 0 Angiographic Intervention 0 Surgery 0 Death 0 CKD progression 1 Renal vascular event 0 Cortical Scar 0 Renal arteriovenous fistula 1 -002 Interim procedure-related events: Renal Related (N=83 pt biopsies, 132 injections) Events observed in 3/10 participants. No cell product related SAEs were reported. Source: Stavas et al. Blood Purif 2023;52:114–121 DOI: 10.1159/000527582 -004 Procedure-related events: Renal Related (N=5 pt biopsies, 9 injections) Serious Adverse Event n Hematoma 0 Transfusion 0 Acute Kidney Injury 0 Macroscopic Hematuria 0 Angiographic Intervention 0 Surgery 0 Death 0 CKD progression 0 Renal vascular event 0 Cortical Scar 0 Renal arteriovenous fistula 0 Events observed in 4/39 participants.  *One hematoma associated with an injection. Two hematomas, two AKI, and one hematuria occurred following biopsy. Data on file and as of 1/23.  Serious Adverse Event  n Hematoma* 4 Transfusion 1 Acute Kidney Injury 2 Macroscopic Hematuria 1 Angiographic Intervention 0 Surgery 0 Death 0 CKD progression 0 Renal vascular event 0 Cortical Scar 0 Renal arteriovenous fistula 0 -007 Interim procedure-related events: Renal Related  (N=39 pt biopsies, 42 injections) Events observed in 0/5 participants. No cell product related SAEs were reported. Data on file and as of 1/23. 202 REACT® injections administered to date in Phase 1 and 2 clinical studies REACT has been tolerated by patients with moderate-severe CKD at high risk for renal failure PROKIDNEY 18

REACT Procedure Continued to Demonstrate a Complication Rate Below a Standard Kidney Biopsy


What are the complications associated with native kidney biopsy?
CJASN
Clinical Journal of the American Society of Nephrology
Systematic review and meta-analysis of the literature
Published from Jan 1983 to Mar 2018
1139 manuscripts in initial PubMed search
Pre-determined selection criteria
87 manuscripts in final analysis
Complication rates of native kidney biopsies performed using automated devices under kidney imaging
Native kidney biopsies
n = 118,064 events
30 – 79 years
Patient age range
45%
Female
Main biopsy complications
11%
Hematoma
1.6%
Bleeding requiring transfusions
4.3%
Pain at biopsy site
0.3%
Bleeding requiring intervention
3.5%
Macroscopic hematuria
0.06% or 1 in 1,667
Death in patients who undergo a native kidney biopsy
Complication rates were higher in:
Hospitalized patients
Patients with acute kidney injury
Conclusions Although the native kidney biopsy is an invasive diagnostic procedure, the rates of bleeding complications are low. Albeit rare, death can occur post biopsy. Complications are more frequently seen after hospitalization and acute kidney injury.
Emilio D. Poggio, Robyn L. McClelland, Kristina Blank, Spencer Hansen, et al. Systematic Review and Meta-Analysis of Native Kidney Biopsy Complications. CJASN doi: 10.2215/CJN.04710420.
Visual Abstract by Michelle Lim, MBChB, MRCP

REACT Phase 2 Safety Profile Summary

Category	Biopsy # of patients (%) (N=133)	REACT Injection # of patients (%) (N=202)
Hematoma	4 (3.0)	3 (1.5)
Pain	0	3 (1.5)
Hematuria	1 (0.7)	0
Transfusion	1 (0.7)	1 (0.5)
Bleed + intervention	0	0
Death	0	0

Includes data available from ongoing and completed phase 2 trials.
Data on file and as of 3/1/2023.

REACT procedure in Phase 2 clinical trials was tolerated with a safety profile similar to a standard biopsy

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ProKidney

Safety Profile Supports Bilateral Dosing of REACT™ to Evaluate Potential for Increased Therapeutic Benefit Phase 2 Study: REGEN-007 Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% UACR 30 - 5,000 mg/g Re-Dosing Triggers Sustained 30-day - Decline in eGFR using CKD-EPI 2012 by at least 25% from baseline - Increase of ≥30% and at least 30 mg/g in UACR from baseline 20 Screening Visit R 1:1 Day-60 to Day -7 1st 2nd REACT REACT Biopsy Injection Injection 1st REACT Biopsy Injection Cohort 1 n = 25 EOS Month 18 Evaluate ReDose Trigger Month 3-15 2nd REACT Injection 3 months: L Legend 6 months: EOS Month 18 Cohort 2 n= 25 EOS Month 18 PROKIDNEY

Time-to-Event Primary Composite Endpoint: At least 40% reduction in eGFR; eGFR<15mL/min/1.73m² sustained for 30 days and/or chronic dialysis, and/or renal transplant; or Death from renal or cardiovascular causes Day - 60 to Day 0 Screening Visit SHAM Cohort n=300 REACT Cohort n=300 R 1:1 Sham 1st REACT® Injection Sham 2nd REACT ® Injection Sham Biopsy End of Study (EOS) Global Trial End Date (GTED) 1st REACT® Injection 2nd REACT® Injection Biopsy End of Study (EOS) Global Trial End Date (GTED) = 6 months = 3 months REACT® Registrational Program:  1 (REGEN-006) First 1 patients enrolled in 2022 Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% UACR 300 - 5,000 mg/g Proact proact PROKIDNEY 21

Time-to-Event Primary Composite Endpoint: At least 40% reduction in eGFR; eGFR<15mL/min/1.73m² sustained for 30 days and/or chronic dialysis, and/or renal transplant; or Death from renal or cardiovascular causes Day - 60 to Day 0 Screening Visit SHAM Cohort n=300 REACT Cohort n=300 R 1:1 Sham 1st REACT® Injection Sham 2nd REACT ® Injection Sham Biopsy 1st REACT® Injection 2nd REACT® Injection Biopsy = 6 months = 3 months REACT® Registrational Program:   2 (REGEN-016) Enrolling 2 patients in 2H23 Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥ 20 and ≤ 44 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% UACR 300 - 5,000 mg/g Protocol modifications to support evolving standard of care, future regulatory, and commercial access Follow-up visits through 60 months (5 years) Stratification at randomization based on CKD stage and SGLT2 or sMRA use EOS 5 Years EOS 5 Years Proact proact 22 PROKIDNEY

* EMA: European Medicines Agency, RMAT: Regenerative Medicine Advanced Therapy, BLA: Biologics License Application, SGLT2i: Sodium-glucose Co-transporter 2 inhibitor, HTA: Health technology assessment REACT® Registrational Program Regulatory & reimbursement engagement plan: Diabetic Kidney Disease FDA / EMA* HTA Conducting ‘Gold Standard’ Two Adequate and Well Controlled RCT for BLA* Approval RMAT* designation provides potential for accelerated approval pathway in U.S. Time to event and composite endpoints align with registration study designs previously used by other FDA approved CKD therapies (i.e., SGLT2i) HTA* Potential Healthcare Savings Validate REACT’s® effect of delaying the time to ESRD (dialysis/transplant) as a potential major healthcare system cost savings PROKIDNEY 23

High Patient Acceptance for New Medications Survey participants were overwhelmingly willing to take a medication - even if side effects occurred (93.6%) Inker et al Am J Kidney Dis. 80(4):513-526 Panelist with the CKD stage 3a stated: “….if I did see an appreciable decrease in my kidney health then I’m sure I would be much more open to trying some things.” Panelist with CKD stage 3b stated: “Anything to help … slow [the] progress of the kidney disease — I’m all for it.” REACT ~75% PROKIDNEY 24 Current staging system for CKD and treatment considerations ACR Stages GFR Stages 1 <30 2 30-300 >300 Nephrotic 1 >90 No CKD 2 60-89 3a 45-59 3b 30-44 4 15-29 REACT 5 <15 Moderately CKD stage/Risk No CKD High risk Very high risk high risk Goal for treatment Prevent development Prevent progression and complications Indication for treatment Current area of controversy Agreement that treatments are indicated Patient responses to question asking about the likelihood of taking a new medication to prevent kidney failure: You have a 20% chance of over 20 years developing kidney failure... over 10 years over 5 years 0% 10% 20% 30% 40% 50% very likely likely neutral - somewhat likely not likely • •

Preparing for Commercial Readiness

Infrastructure strategy to reduce COGS and address commercial demand

Manufacturing toward clinical and commercial opportunities

- Implementing staged construction to expand commercial-scale manufacturing capabilities
  - Addition of Greensboro facility provides scalability beyond Winston-Salem facility to address anticipated post-approval demand
- In-house manufacturing supports clinical programs and initial commercial launch
- Cryo-preserved REACT distribution enabled by Covid cold supply chain
- Potential to add and qualify additional CDMO sites for regional demand / surge capacity

Potential financial impact for ProKidney

- Approximately 2.5 million Stage 3b/4 diabetic CKD patients in U.S., >5 million OUS
- Estimated 128k U.S. patients enter dialysis each year and 2 million worldwide
- Potential to treat 50,000 patients per year WW
- Potential Value Proposition:
  - Dialysis cost avoidance for 2-5 years - $200-500k
  - Dialysis cost spend per year in U.S. = $50B by Medicare
- Maximum processing capacity of Winston-Salem and Greensboro facilities is over 20,000 patients/year

Phase 2 COGS for REACT® ~$100K / patient
Aim to decrease COGS by approximately 50% through scale-up for commercialization

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ProKidney

World-class Leadership and Board of Directors



Dr. Tim Bertram
Chief Executive Officer
REGENMEDTx, NexImmune, inRegen, Pfizer



James Coulston
Chief Financial Officer
TARGACEPT, EY



Mary Weger
Chief People Officer
Celgene, Aegerion Pharmaceuticals, Therachon achieving potential



Todd Girolamo
Chief Legal Officer & Secretary
caladrius biosciences, LEERINK



Dr. Bruce Culleton
EVP, Clinical Development & Commercialization
CVS kidney care, BD, Baxter



Dr. Deepak Jain
Chief Operating Officer
REGENMEDTx, Baxter, Merck, J&J



Ashley Johns
SVP, Global Head Clinical Operations
REGENMEDTx, tengion, PMG Research



Dr. Darin Weber
Chief Regulatory Officer
Medeor Therapeutics, Biologics Consulting, mesoblast the adult stem cell company, FDA



Dr. Joe Stavas
SVP, Global Head Clinical Development
Creighton University, Duke University, UNC School of Medicine



Pablo Legorreta
Chairman of the Board
Royalty Pharma, The Rockefeller University, Brown University, The New York Academy of Sciences, Open Medical Institute, Kidney Health Foundation, HSS



Dr. Tim Bertram



William Doyle
novocure



Jennifer Fox
Nuvation Bio



Dr. Alan Lotvin
CVS Health



Dr. John Maraganore
Alnylam Pharmaceuticals



Dr. Brian Pereira
Visterra



Dr. Uma Sinha
bridgebio



José Ignacio Jiménez Santos
INBURSA Afore

26
ProKidney

REACT®: REnal Autologous Cell Therapy for CKD

Advancing a comprehensive clinical plan to demonstrate commercial potential

1H 2023

☑ **REGEN-003 Phase 2**
Trial completed
Results published 1Q23

- Safety & efficacy of REACT®
- DKD Stage 4 / 5 (eGFR < 20 – 14)
- Identify potential re-dosing triggers
- Assess impact on progression and time to dialysis in patients with imminent risk of renal failure/dialysis

2H 2023

REGEN-002 Phase 2
Enrollment complete
Interim Results 2H23

- Last patient last visit December 2023
- DKD Stage 3b / 4 (eGFR 50 – 20)
- 2 injections into biopsied kidney
- Open label safety & efficacy of REACT®

2024 and beyond

REGEN-007 Phase 2
Enrollment complete
Interim results anticipated first half of 2024

- Fully-enrolled
- Open-label trial DKD Stage 3 / 4 (eGFR ≤ 50 – 20)
- Bi-lateral kidney injections and dose triggers
- Cryopreserved commercial formulation

REACT® Phase 3 DKD Trials

proact 1: Ongoing enrollment in U.S., Canada, and EU; Interim anticipated YE24 proact 2: 2H23 ROW enrollment; Interim anticipated by YE25

- Global Phase 3 blinded, sham-controlled trials to establish safety & efficacy of REACT®
- Stage 3b / 4 DKD (eGFR ≤ 50 – 20)
- FDA-defined time-to-event endpoints

Cash Position (as of 6/30/23)

$446M cash sufficient to fund these key milestones, and to interim Phase 3 data

Regulatory

- FDA / EMA agreement on pivotal study design
- RMAT designation in U.S.
- Potency Assay Matrix alignment

27

ProKidney

REACT® Initial Clinical Success Maximize dialysis-free living Too many CKD patients require dialysis Preservation of kidney function intended to delay/prevent kidney failure/dialysis Experienced board and management team $130B U.S. Medicare spend annually on ESRD / CKD (excludes private insurance) —— Approximately 75 million total CKD patients in U.S. & EU —— Currently, no treatment options (other than transplant) exist to stop decline of kidney function Ongoing Phase 2 program providing insight on durability, multi-dosing, and re-dosing triggers —— Registrational Phase 3 trials underway interim data estimated YE 24 —— RMAT designation granted by FDA Cash runway to deliver interim Phase 3 data* —— In-house manufacturing supports Phase 3 and initial commercialization —— Experienced employees, strong product and cell therapy IP & development know-how —— Identified milestones and results anticipated throughout 2023 and 2024 Value Creation Potential * Approximately $506M as of 9/30/22 Why ProKidney? Returning Autonomy to Patients and their Families PROKIDNEY 28

Corporate Presentation September 2023 PROKIDNEY.A Step Closer to Potential Dialysis Prevention REACT® [REnal Autologous Cell Therapy]